UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 25, 2018

Twenty-First Century Fox, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32352	26-0075658
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1211 Avenue of the Americas, New York, New York		10036
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-852-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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ITEM 8.01	Other Events.

On April 25, 2018, Twenty-First Century Fox, Inc. (the “Company”) issued a statement in response to the pre-conditional cash offer for the fully diluted share capital of Sky plc (“Sky”) by Comcast Corporation (“Comcast”) (the “Comcast Offer”). The Company remains committed to its pre-conditional cash offer announced on December 15, 2016 for the approximate 61% of the fully diluted share capital of Sky which the Company does not already own (the “Acquisition”) and is currently considering its options.

Following the announcement of the Comcast Offer, on April 25, 2018, the independent committee of the Sky Board of Directors (the “Independent Committee”) withdrew its recommendation that unaffiliated Sky shareholders vote in favor of the Acquisition and the Company received from Sky a written notice of termination of the Co-Operation Agreement, dated December 15, 2016, between the Company and Sky (the “Co-Operation Agreement”), pursuant to which the Company and Sky had agreed to certain matters in relation to the Acquisition. The Co-Operation Agreement provided for a £200 million break fee payable by the Company in the event that regulatory approvals required in connection with the Acquisition are not obtained prior to August 15, 2018, or in certain other circumstances described in the Co-Operation Agreement (the “Break Fee”). As a result of the termination of the Co-Operation Agreement, the Break Fee will not be payable by the Company in any circumstance. Certain provisions relating to the Company’s conduct of the Acquisition survive the termination of the Co-Operation Agreement.

Notwithstanding the termination of the Co-Operation Agreement, Sky has stated that the Independent Committee intends to co-operate fully with the Company and Comcast to secure the relevant approvals in order to satisfy the pre-conditions for both offers.

A copy of the Company’s statement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Statement from Twenty-First Century Fox, Inc., dated April 25, 2018.

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Exhibit Index

Exhibit No.	Description

99	Statement from Twenty-First Century Fox, Inc., dated April 25, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Twenty-First Century Fox, Inc.

April 26, 2018	By:	/s/ Janet Nova

Name: Janet Nova
Title: Executive Vice President and Deputy Group General Counsel

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